Exhibit 20.1




                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust

                       ----------------------------------

                 Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is July 31, 2001.
                                             --------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class A distributions...................................$3,150,833.33
                                                                   -------------

2.   Class A principal distributions.......................................$0.00
                                                                           -----

3.   Class A interest distributions................................$3,150,833.33
                                                                   -------------

4.   Excess of Class A principal balance over Class A
     Invested Amount as of the Record Date.................................$0.00
                                                                           -----

5.   Class  A  Invested  Amount  as  of  the Record  Date/
     Class  A  Initial  Invested  Amount (determined after
     taking  into  account  any  increase or  decrease  in
     the Invested Amount which will occur upon the current
     distribution)...............................................$950,000,000.00
                                                                 ---------------


     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of August, 2001.




                                     AMERICAN EXPRESS TRAVEL RELATED SERVICES
                                     COMPANY, INC.
                                     as Servicer

                                     By:    /s/ Jay B. Stevelman
                                            -----------------------------------
                                     Name:  Jay B. Stevelman
                                     Title: Senior Vice President and Treasurer

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust
                       ----------------------------------


                 Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is July 31, 2001.
                                             --------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class A distributions.....................................$987,500.00
                                                                     -----------

2.   Class A principal distributions.......................................$0.00
                                                                           -----

3.   Class A interest distributions..................................$987,500.00
                                                                     -----------

4.   Excess of Class A principal balance over Class A
     Invested Amount as of the Record Date.................................$0.00
                                                                           -----

5.   Class  A  Invested  Amount  as  of  the  Record Date/
     Class  A  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution)...............................................$300,000,000.00
                                                                 ---------------


     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of August, 2001.




                                  AMERICAN EXPRESS TRAVEL RELATED SERVICES
                                  COMPANY, INC.
                                  as Servicer

                                  By:    /s/ Jay B. Stevelman
                                         ---------------------------------------
                                  Name:  Jay B. Stevelman
                                  Title: Senior Vice President and Treasurer

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust
                       ----------------------------------


                 Class A Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1998-1 Supplement, dated as of May 27, 1998 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is July 31, 2001.
                                             --------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class A distributions...................................$4,916,666.67
                                                                   -------------

2.   Class A principal distributions.......................................$0.00
                                                                           -----

3.   Class A interest distributions................................$4,916,666.67
                                                                   -------------

4.   Excess of Class A principal balance over Class A
     Invested Amount as of the Record Date.................................$0.00
                                                                           -----

5.   Class A Invested Amount as of the Record Date/
     Class A Initial Invested Amount (determined after
     taking into account any increase or decrease in
     the Invested Amount which will occur upon the current
     distribution).............................................$1,000,000,000.00
                                                               -----------------


     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of August, 2001.




                               AMERICAN EXPRESS TRAVEL RELATED SERVICES
                               COMPANY, INC.
                               as Servicer

                               By:    /s/ Jay B. Stevelman
                                      -----------------------------------
                               Name:  Jay B. Stevelman
                               Title: Senior Vice President and Treasurer

                                                                    Exhibit 20.2




                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust
                       ----------------------------------


                 Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1994-2 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is July 31, 2001.
                                             --------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class B distributions.....................................$112,764.55
                                                                     -----------

2.   Class B principal distributions.......................................$0.00
                                                                           -----

3.   Class B interest distributions..................................$112,764.55
                                                                     -----------

4.   Excess of Class B principal balance over Class B
     Invested Amount as of the Record Date.................................$0.00
                                                                           -----

5.   Class  B  Invested  Amount  as  of  the  Record Date/
     Class  B  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution)................................................$17,460,317.00
                                                                  --------------


     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of August, 2001.




                                AMERICAN EXPRESS TRAVEL RELATED SERVICES
                                COMPANY, INC.
                                as Servicer

                                By:    /s/ Jay B. Stevelman
                                       -----------------------------------
                                Name:  Jay B. Stevelman
                                Title: Senior Vice President and Treasurer

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust
                       ----------------------------------


                 Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.


1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is July 31, 2001.
                                             --------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class B distributions.....................................$115,674.60
                                                                     -----------

2.   Class B principal distributions.......................................$0.00
                                                                           -----

3.   Class B interest distributions..................................$115,674.60
                                                                     -----------

4.   Excess of Class B principal balance over Class B
     Invested Amount as of the Record Date.................................$0.00
                                                                           -----

5.   Class  B  Invested  Amount  as  of the  Record  Date/
     Class  B  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or decrease  in
     the invested Amount which will occur upon the current
     distribution)................................................$17,460,317.00
                                                                  --------------


     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of August, 2001.




                             AMERICAN EXPRESS TRAVEL RELATED SERVICES
                             COMPANY, INC.
                             as Servicer

                             By:     /s/ Jay B. Stevelman
                                     -----------------------------------
                             Name:   Jay B. Stevelman
                             Title:  Senior Vice President and Treasurer

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust
                       ----------------------------------


                 Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is July 31, 2001.
                                             --------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class B distributions.....................................$468,581.08
                                                                     -----------

2.   Class B principal distributions.......................................$0.00
                                                                           -----

3.   Class B interest distributions..................................$468,581.08
                                                                     -----------

4.   Excess of Class B principal balance over Class B
     Invested Amount as of the Record Date.................................$0.00
                                                                           -----

5.   Class  B  Invested  Amount  as  of  the  Record Date/
     Class  B  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution)................................................$77,027,027.00
                                                                  --------------


     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of August, 2001.




                               AMERICAN EXPRESS TRAVEL RELATED SERVICES
                               COMPANY, INC.
                               as Servicer

                               By:    /s/ Jay B. Stevelman
                                      -----------------------------------
                               Name:  Jay B. Stevelman
                               Title: Senior Vice President and Treasurer

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust
                       ----------------------------------


                 Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer.

4.   The "Record Date" referred to herein is July 31, 2001.
                                             --------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class B distributions.....................................$143,918.92
                                                                     -----------

2.   Class B principal distributions.......................................$0.00
                                                                           -----

3.   Class B interest distributions..................................$143,918.92
                                                                     -----------

4.   Excess of Class B principal balance over Class B
     Invested Amount as of the Record Date.................................$0.00
                                                                           -----

5.   Class  B  Invested  Amount  as  of  the  Record Date/
     Class  B  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution)................................................$24,324,324.00
                                                                  --------------


     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of August, 2001.




                         AMERICAN EXPRESS TRAVEL RELATED SERVICES
                         COMPANY, INC.
                         as Servicer

                         By:    /s/ Jay B. Stevelman
                                -----------------------------------
                         Name:  Jay B. Stevelman
                         Title: Senior Vice President and Treasurer

                             Payment Date Statement
             American Express Travel Related Services Company, Inc.

                       ----------------------------------

                          American Express Master Trust
                       ----------------------------------


                 Class B Accounts Receivable Trust Certificates



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1998-1 Supplement, dated as of May 27, 1998 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is Servicing Officer

4.   The "Record Date" referred to herein is July 31, 2001.
                                             --------------

     Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.   Total Class B distributions.....................................$293,430.33
                                                                     -----------

2.   Class B principal distributions.......................................$0.00
                                                                           -----

3.   Class B interest distributions..................................$293,430.33
                                                                     -----------

4.   Excess of Class B principal balance over Class B
     Invested Amount as of the Record Date.................................$0.00
                                                                           -----

5.   Class  B  Invested  Amount  as  of  the  Record Date/
     Class  B  Initial  Invested  Amount (determined after
     taking  into  account  any  increase  or  decrease in
     the Invested Amount which will occur upon the current
     distribution)................................................$58,201,058.00
                                                                  --------------


     Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

     IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 8th day of August, 2001.




                                 AMERICAN EXPRESS TRAVEL RELATED SERVICES
                                 COMPANY, INC.
                                 as Servicer

                                 By:     /s/ Jay B. Stevelman
                                         -----------------------------------
                                 Name:   Jay B. Stevelman
                                 Title:  Senior Vice President and Treasurer